SECURITIES AND EXCHANGE COMMISSION
                            Washington, D.C. 20549




                                   FORM 8-K

                                CURRENT REPORT

                    Pursuant to Section 13 or 15(d) of the
                        Securities Exchange Act of 1934



         Date of Report                       (Date of Earliest event reported)
       December 20, 1996                             (December 20, 1996)


                       INTELLIGENT DECISION SYSTEMS, INC.
                 (as successor to Resource Finance Group, Ltd.)
            (Exact name of registrant as specified in its charter)


          Delaware                     0-22254                  38-3286394
(State or other jurisdiction          (Commission           (IRS Employer
     of incorporation)                File Number)          Identification No.)



2025 East Beltline Avenue, S.E., Suite 400, Grand Rapids, Michigan     49546
--------------------------------------------------------------------------------
(Address of principal executive offices)                             (Zip Code)



Registrant's telephone number, including area code       (616) 285-5830
                                                     ---------------------------




                               Not Applicable
        (Former name or former address, if changed since last report.)

Item 5.           Other Events.

         On December 11, 1996 Intelligent Decision systems, Inc. increased the size of its Board of Directors from five (5) directors to Seven (7) directors and appointed R. Wayne Fritzsche to fill one of the two newly created directorships.










                                    SIGNATURE


Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.



                                    INTELLIGENT DECISION SYSTEMS, INC.



Dated: December 20, 1996            By:   /s/ Mark A. Babin
                                       -------------------------
                                       Mark A. Babin, President